DELAWARE POOLED® TRUST

The High-Yield Bond Portfolio (the “Portfolio”)

Supplement to the Portfolio’s Statutory Prospectus dated February 28, 2014

On November 20, 2013, the Board of Trustees of Delaware Pooled Trust voted to increase the exposure limitations on the Portfolio’s ability to invest in emerging markets securities. These changes will be effective sixty (60) days after the date of this Supplement (the “Effective Date”).

Until the Effective Date, the following information replaces the section entitled, “Risk Factors — Foreign, Information, and Inefficient Market Risks”.

Foreign, Information, and Inefficient Market Risks: Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization, or confiscatory taxation, taxation of income earned in foreign nations, or other taxes imposed with respect to investments in foreign nations, foreign exchange controls, which may include suspension of the ability to transfer currency from a given country, and default in foreign government securities. As a result of these factors, foreign securities markets may be less liquid and more volatile than U.S. markets and a portfolio may experience difficulties and delays in converting foreign currencies back into U.S. dollars. Such events may cause the value of certain foreign securities to fluctuate widely and may make it difficult to accurately value foreign securities.

Information risk is the risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

Inefficient market risk is the risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.

How the Portfolios strive to manage them: The Large-Cap Value Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, and The Emerging Markets II Portfolios will invest in securities of foreign issuers, which normally are denominated in foreign currencies, and may hold foreign currencies directly. The Real Estate Investment Trust II and The Select 20 Portfolios may each invest up to 10% of their respective total assets and The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, and The Core Focus Fixed Income Portfolios may each invest up to 20% of their respective total assets in foreign securities. The High-Yield Bond Portfolio may invest up to 25% of its total assets in foreign securities. The Core Plus Fixed Income Portfolio may invest up to 30% of its total assets in foreign securities. The Focus Smid-Cap Growth Equity, The International Equity, The Labor Select International Equity, The Large-Cap Growth Equity, The Real Estate Investment Trust II, and The Select 20 Portfolios each may invest up to 10% of their total assets in emerging market securities.

For those Portfolios investing primarily in foreign securities, the Manager attempts to reduce the risks presented by such investments by conducting worldwide fundamental research, including country visits. In addition, the Manager monitors current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, a Portfolio may hedge exposure to those currencies for defensive purposes.

Investments in the Portfolios are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolios, the repayment of capital from the Portfolios, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated February 28, 2014.

DELAWARE POOLED® TRUST

The High-Yield Bond Portfolio (the “Portfolio”)

Supplement to the Portfolio’s Statement of Additional Information
dated February 28, 2014

On November 20, 2013, the Board of Trustees of Delaware Pooled Trust voted to increase the exposure limitations on the Portfolio’s ability to invest in emerging markets securities. These changes will be effective sixty (60) days after the date of this Supplement (the “Effective Date”).

Until the Effective Date, the following information replaces the second paragraph in the section entitled, “Investment Strategies and Risks – Foreign Investments”:

The Large-Cap Value Equity, The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios with respect to up to 20%, 20%, 20%, 10%, 10%, 10%, 20%, 25%, and 30%, respectively, of their respective total assets will invest in securities of foreign issuers and may hold foreign currency. The International Equity, The Labor Select International Equity, The Emerging Markets, and The Emerging Markets II Portfolios may invest without limitation in foreign securities and hold foreign currency. Each of these Portfolios has the right to purchase securities in any developed, underdeveloped, or emerging country. The International Equity, The Large-Cap Growth Equity, The Labor Select International Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, and The Select 20 Portfolios will not invest, at the time of purchase, more than 10% of its net assets in emerging markets securities. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments, which could affect investments in securities of issuers in those nations.

Please keep this Supplement for future reference.

This Supplement is dated February 28, 2014.